UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Eversource Energy

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

www.envisionreports.com/ES Step 1: Go to www.envisionreports.com/ES Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Online Go to www.envisionreports.com/ES or scan the QR code — login details are located in the shaded bar below. Votes from participants in the Eversource 401K Plan or the Savings Plan for Employees of Aquarion Water Company must be received by May 4, 2026, at 12:01 a.m., Eastern Time. Eversource Energy Annual Meeting of Shareholders Notice 048V4B Important Notice Regarding the Availability of Proxy Materials for the Eversource Energy Annual Meeting of Shareholders to be Held on May 6, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and the location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Annual Report to shareholders and Proxy Statement are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you. Please make your request as instructed on the reverse side on or before April 27, 2026 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/ES. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Eversource” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 27, 2026. The 2026 Annual Meeting of Shareholders of Eversource Energy will be held on Wednesday, May 6, 2026 at 10:30 A.M., Eastern Time, at Ropes & Gray LLP, 800 Boylston Street, Boston, MA 02199. Items to be voted on at the meeting are listed below along with the Board of Trustees’ recommendations. The Board of Trustees recommends a vote FOR all nominees, FOR Items 2 and 3, and AGAINST Item 4: 1. Elect ten nominees as Trustees for the ensuing year: 01 - Cotton M. Cleveland 02 - Linda Dorcena Forry 03 - Gregory M. Jones 04 - Loretta D. Keane 05 - John Y. Kim 06 - David H. Long 07 - Warren Robert Mudge 08 - Joseph R. Nolan, Jr. 09 - Daniel J. Nova 10 - Frederica M. Williams 2. Consider an advisory proposal approving the compensation of our Named Executive Officers. 3. Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2026. 4. Vote on a shareholder proposal titled “Independent Board Chairman,” if properly brought before the meeting. 5. Transact any other business that may properly come before the meeting or any adjournment thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Eversource Energy Annual Meeting of Shareholders